UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 18, 2021

C-Bond Systems, Inc.

(Exact name of registrant as specified in its charter)

Colorado	0-53029	26-1315585
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification Number)

6035 South Loop East, Houston, TX 77033

(Address of principal executive offices) (zip code)

(832) 649-5658

(Registrant’s telephone number, including area code)

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable	Not applicable	Not applicable

Item 3.02. Unregistered Sales of Equity Securities.

The information provided under Item 5.02 herein is incorporated into this Item 3.02 by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 18, 2021, the Board of Directors (the “Board”) of C-Bond Systems, Inc. (the “Company”) awarded Scott R. Silverman, the Company’s Chief Executive Officer, and Vince Pugliese, the Company’s President, Chief Operating Officer, and Interim Chief Financial Officer, bonuses of $200,000 and $105,000, respectively, for 2020. Per the terms of their employment agreements, they are each entitled to receive annual bonuses of up to one times their base salaries.

Mr. Silverman and Mr. Pugliese converted 90% of the amounts awarded to them into the Company’s Series B Convertible Preferred Stock (“Series B”), and the remaining 10% of their bonuses were paid in cash. Mr. Silverman received 180 shares of Series B and Mr. Pugliese received 95 shares of Series B. The Series B vests on May 1, 2021, subject to acceleration in the event of conversion or redemption, or extension by mutual consent of the Board and Mr. Silverman and Mr. Pugliese.

The Series B, which has a stated value per share of $1,000, is convertible into shares of the Company’s common stock at a price of $0.08 per share, which was the low price on January 19, 2021 (the first trading day following the date of grant), subject to adjustment as described in the Certificate of Designations of Preferences, Rights and Limitations of Series B Preferred Stock (the “Certificate of Designations”).

On December 12, 2019, the Company filed the Certificate of Designations, which was approved by the Company’s Board. The discussion herein regarding the Series B does not purport to be complete and is qualified in its entirety by reference to the Certificate of Designations filed previously as Exhibit 3.1 to the Current Report on Form 8-K filed on December 13, 2019.

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Description
3.1	Certificate of Designations of Preferences, Rights and Limitations of Series B Convertible Preferred Stock (incorporated by reference to Exhibit 3.1 to the Current Report on Form 8-K filed on December 13, 2019)

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

C-Bond Systems, Inc.

Date: January 22, 2021	By:	/s/ Scott R. Silverman
	Name:	Scott R. Silverman
	Title:	Chief Executive Officer

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